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Exhibit 10.1

EXECUTION COPY

  CONFIRMATION, dated as of March 8, 2007 (this "Confirmation"), related to the CREDIT AGREEMENTdated as of March 2, 2005, among MOLSON COORS BREWING COMPANY (the "Company"). COORS BREWING COMPANY, MOLSON CANADA 2005, MOLSON INC., MOLSON COORS CANADA INC. and COORS BREWERS LIMITED; the LENDERS party hereto; WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent, Issuing Bank and Swingline Lender; and BANK OF MONTREAL, as Canadian Administrative Agent, Issuing Bank and Swingline Lender (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"; other capitalized terms used but not defined herein have the meanings assigned to them in the Credit Agreement.).

W I T N E S S E T H :

        WHEREAS, the Company and certain of its Subsidiaries are considering entering into a series of transactions, as a result of which the organizational structure of the Company's Subsidiaries located in Canada and the United Kingdom will be altered.

        WHEREAS, attached hereto as Exhibit A is a structure chart of the Company and certain of its Subsidiaries, as such structure exists prior to such transactions, and attached hereto as Exhibit B is a structure chart of the Company and such Subsidiaries, as such structure is expected to exist following such transactions (such transactions being collectively called the "Reorganization").

        WHEREAS, the Company has advised the Lenders that the Reorganization will not result in a change in the jurisdiction of organization of any Borrowing Subsidiary.

        WHEREAS, in connection with the Reorganization, the Company has requested that the Lenders confirm the interpretation set forth below of Section 6.03(a) of the Credit Agreement, and the Lenders whose signatures appear on the signature pages hereto (the "Confirming Lenders"), are willing to provide such confirmation.

        NOW, THEREFORE, in consideration of the foregoing:

        SECTION 1. Confirmation. The Confirming Lenders hereby confirm that the transfer of the Equity Interests in Subsidiaries of the Company to other direct or indirect wholly owned Subsidiaries of the Company as contemplated by the Reorganization will not constitute a "transfer...of...assets representing all or substantially all the assets of the Company and the Subsidiaries" within the meaning of Section 6.03(a) of the Credit Agreement.

        SECTION 2. Applicable Law. This Confirmation shall be construed in accordance with and governed by the laws of the State of New York.

        SECTION 3. Counterparts. This Confirmation may be executed in counterparts, each of which shall constitute an original but all of which, when taken together, shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Confirmation by telecopy or other electronic image scan shall be effective as delivery of a manually executed counterpart hereof.

[signature page is the next page]

        IN WITNESS WHEREOF, the parties hereto have caused this Confirmation to be duly executed by their respective authorized officers as of the date first above written.

MOLSON COORS BREWING COMPANY,
by:	/s/ [ILLEGIBLE] Name: Title:
WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent, Issuing Bank and Swingline Lender,
by:	Name: Title:

[SIGNATURE PAGE TO CONFIRMATION RELATED TO MOLSON-COORS CREDIT AGREEMENT]

        IN WITNESS WHEREOF, the parties hereto have caused this Confirmation to be duly executed by their respective authorized officers as of the date first above written.

MOLSON COORS BREWING COMPANY,
by:	Name: Title:
WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent, Issuing Bank and Swingline Lender,
by:	/s/ THOMAS M. HARPER Name: Thomas M. Harper Title: Senior Vice President

[SIGNATURE PAGE TO CONFIRMATION RELATED TO MOLSON-COORS CREDIT AGREEMENT]

Name of Institution:	ABN AMRO BANK N.V. as a Confirming Lender,
	by:	/s/ THOMAS J. BIEKE Name: Thomas J. Bieke Title: Attorney-in-fact
For any Confirming Lender that requires a second signature line:
	by:	/s/ STEPHEN KANTOR Name: Stephen Kantor Title: Vice President

[SIGNATURE PAGE TO CONFIRMATION RELATED TO MOLSON-COORS CREDIT AGREEMENT]

[SIGNATURE PAGE TO CONFIRMATION dated March 8, 2007 RELATED TO MOLSON-COORS CREDIT AGREEMENT dated March 2, 2005]
Name of Institution:	ABN AMRO BANK N.V. as the lending office in Canada
	by:	/s/ NAZMIN ADATIA Name: Nazmin Adatia Title: Vice President
	by:	/s/ H. BAYU BUDIATMANTO Name: H. Bayu Budiatmanto Title: Assistant Vice President

Name of Institution:	BANK OF AMERICA, N.A. as a Confirming Lender,
	by:	/s/ [ILLEGIBLE] Name: [ILLEGIBLE] Title: Managing Director
For any Confirming Lender that requires a second signature line:
	by:	Name: Title:

[SIGNATURE PAGE TO CONFIRMATION RELATED TO MOLSON-COORS CREDIT AGREEMENT]

Name of Institution:	BANK OF AMERICA, N.A. (CANADA BRANCH) as a Confirming Lender,
	by:	/s/ MEDINA SALES DE ANDRADE Name: Medina Sales de Andrade Title: Vice President
For any Confirming Lender that requires a second signature line:
	by:	Name: Title:

[SIGNATURE PAGE TO CONFIRMATION RELATED TO MOLSON-COORS CREDIT AGREEMENT]

Name of Institution:	BANK OF MONTREAL as a Confirming Lender,
	by:	/s/ BRUNO JARRY Name: Bruno Jarry Title: President
For any Confirming Lender that requires a second signature line:
	by:	Name: Title:

[SIGNATURE PAGE TO CONFIRMATION RELATED TO MOLSON-COORS CREDIT AGREEMENT]

Name of Institution:	THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., CHICAGO BRANCH as a Confirming Lender,
	by:	/s/ MASAKAZU SATO Name: Masakazu Sato Title: Deputy General Manager
For any Confirming Lender that requires a second signature line:
	by:	Name: Title:

[SIGNATURE PAGE TO CONFIRMATION RELATED TO MOLSON-COORS CREDIT AGREEMENT]

Name of Institution:	CITIBANK N.A. as a Confirming Lender,
	by:	/s/ ANDREW KREEGER Name: Andrew Kreeger Title: Vice President
For any Confirming Lender that requires a second signature line:
	by:	Name: Title:

[SIGNATURE PAGE TO CONFIRMATION RELATED TO MOLSON-COORS CREDIT AGREEMENT]

Name of Institution:	CITIBANK, N.A., CANADIAN BRANCH as a Confirming Lender,
	by:	/s/ ROD SMITH Name: Rod Smith Title: Authorized Signer
For any Confirming Lender that requires a second signature line:
	by:	Name: Title:

[SIGNATURE PAGE TO CONFIRMATION RELATED TO MOLSON-COORS CREDIT AGREEMENT]

Name of Institution:	DEUTSCHE BANK AG NEW YORK BRANCH as a Confirming Lender,
	by:	/s/ FREDERICK W. LAIRD Name: Frederick W. Laird Title: Managing Director
For any Confirming Lender that requires a second signature line:
	by:	/s/ MING K. CHU Name: Ming K. Chu Title: Vice President

[SIGNATURE PAGE TO CONFIRMATION RELATED TO MOLSON-COORS CREDIT AGREEMENT]

Name of Institution:	FORTIS CAPITAL CORP as a Confirming Lender,
	by:	/s/ [ILLEGIBLE] Name: Egens Vons Iterson [ILLEGIBLE] Title: Vice President
For any Confirming Lender that requires a second signature line:
	by:	/s/ STEVEN SILVERSTEIN Name: Steven Silverstein Title: Vice President

[SIGNATURE PAGE TO CONFIRMATION RELATED TO MOLSON-COORS CREDIT AGREEMENT]

Name of Institution:	HSBC BANK USA, N.A. as a Confirming Lender,
	by:	/s/ THOMAS FOLEY Name: Thomas Foley Title: Senior Vice President
For any Confirming Lender that requires a second signature line:
	by:	Name: Title:

[SIGNATURE PAGE TO CONFIRMATION RELATED TO MOLSON-COORS CREDIT AGREEMENT]

Name of Institution:	JP MORGAN CHASE BANK, N.A. as a Confirming Lender,
	by:	/s/ BARBARA R. MARKS Name: Barbara R. Marks Title: Vice President
For any Confirming Lender that requires a second signature line:
	by:	Name: Title:

[SIGNATURE PAGE TO CONFIRMATION RELATED TO MOLSON-COORS CREDIT AGREEMENT]

Name of Institution:	LLOYDS TSB BANK PLC, as a Confirming Lender,
	by:	/s/ MARIO DEL DUCA Name: Mario Del Duca Title: Associate Director Corporate Banking USA D029
For any Confirming Lender that requires a second signature line:
	by:	/s/ ANDREW J. ROBERTS Name: Andrew J. Roberts Title: Director Corporate Banking USA R089

[SIGNATURE PAGE TO CONFIRMATION RELATED TO MOLSON-COORS CREDIT AGREEMENT]

Name of Institution:	NORTHERN TRUST COMPANY as a Confirming Lender,
	by:	/s/ JOHN P. BRAZZALE Name: John P. Brazzale Title: Senior Vice President
For any Confirming Lender that requires a second signature line:
	by:	Name: Title:

[SIGNATURE PAGE TO CONFIRMATION RELATED TO MOLSON-COORS CREDIT AGREEMENT]

Name of Institution:	MORGAN STANLEY SENIOR FUNDING, INC. as a Confirming Lender,
	by:	/s/ DANIEL TWANGA Name: Daniel Twanga Title: Vice President
For any Confirming Lender that requires a second signature line:
	by:	Name: Title:

[SIGNATURE PAGE TO CONFIRMATION RELATED TO MOLSON-COORS CREDIT AGREEMENT]

Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. "Rabobank Nederland", New York Branch
by:	/s/ PAMELA BEAL Name: Pamela Beal Title: Vice President
For any Confirming Lender that requires a second signature line:
by:	/s/ REBECCA O. MORROW Name: Rebecca O. Morrow Title: Executive Director

[SIGNATURE PAGE TO CONFIRMATION RELATED TO MOLSON-COORS CREDIT AGREEMENT]

Name of Institution:	TORONTO DOMINION BANK • LTD. as a Confirming Lender,
	by:	/s/ JAMES N. STEWART Name: James N. Stewart Title: Head of Credit Management
For any Confirming Lender that requires a second signature line:
	by:	Name: Title:

[SIGNATURE PAGE TO CONFIRMATION RELATED TO MOLSON-COORS CREDIT AGREEMENT]

Name of Institution:	TORONTO DOMINION ( • ) LLC as a Confirming Lender,
	by:	/s/ IAN MURRAY Name: Ian Murray Title: Authorized Signatory
For any Confirming Lender that requires a second signature line:
	by:	Name: Title:

[SIGNATURE PAGE TO CONFIRMATION RELATED TO MOLSON-COORS CREDIT AGREEMENT]

Name of Institution:	THE TORONTO-DOMINION BANK as a Confirming Lender,
	by:	/s/ IAN MURRAY Name: Ian Murray Title: Authorized Signatory
For any Confirming Lender that requires a second signature line:
	by:	Name: Title:

[SIGNATURE PAGE TO CONFIRMATION RELATED TO MOLSON-COORS CREDIT AGREEMENT]

Name of Institution:	U.S. BANK NATIONAL ASSOCIATION as a Confirming Lender,
	by:	/s/ JACOB PAYNE Name: Jacob Payne Title: Vice President
For any Confirming Lender that requires a second signature line:
	by:	Name: Title:

[SIGNATURE PAGE TO CONFIRMATION RELATED TO MOLSON-COORS CREDIT AGREEMENT]

Name of Institution:	[ILLEGIBLE] as a Confirming Lender,
	by:	/s/ THOMAS M. HARPER Name: Thomas M. Harper Title: Senior Vice President
For any Confirming Lender that requires a second signature line:
	by:	Name: Title:

[SIGNATURE PAGE TO CONFIRMATION RELATED TO MOLSON-COORS CREDIT AGREEMENT]

Name of Institution:	WACHOVIA CAPITAL FINANCE CORPORATION (CANADA) as a Confirming Lender,
	by:	/s/ RAYMOND EGHOBAMIEN Name: Raymond Eghobamien Title: Vice President
For any Confirming Lender that requires a second signature line:
	by:	Name: Title:

[SIGNATURE PAGE TO CONFIRMATION RELATED TO MOLSON-COORS CREDIT AGREEMENT]

EXHIBIT A TO
CONFIRMATION

Exhibit A

Organizational Chart — Pre Reorganization

Molson Coors Brewing Company	[MOLSON COORS LOGO]
Organizational Chart — Pre Reorganization

[GRAPHIC SHOWING COMPANY STRUCTURE]

EXHIBIT B TO
CONFIRMATION

Exhibit B

Organizational Chart — Post Reorganization

Molson Coors Brewing Company	[MOLSON COORS LOGO]
Organizational Chart — Post Reorganization

[GRAPHIC SHOWING COMPANY STRUCTURE]

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Exhibit 10.1